DEVELOPING COUNTRIES

ROBERTSON STEPHENS MUTUAL FUNDS

The Developing Countries Fund

Annual Report

December 31, 1995

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


FUND PHILOSOPHY


Long-term capital appreciation drives the investment strategy of The Robertson Stephens Developing Countries Fund. The Fund believes that the outlook is good for the long-term performance of emerging markets worldwide, and anticipates that some foreign equity markets may outpace the stock markets of developed countries. The Fund is positioned to capitalize on both rising and falling markets. Primarily, it will invest in equity securities of growing or undervalued companies in developing countries that it believes have the potential for future growth. Additionally, the Fund will seek to identify countries, sectors, or individual securities that may be overvalued and will sell short in an attempt to profit from anticipated devaluation. Shareholders are encouraged to invest with a three- to five-year time frame, and are urged to recognize that international investing entails risks that may be greater than those in the average mutual fund.



CONTENTS




Fund Highlights  1
Report to Shareholders  2
Did You Know?  6
Answers to Your Questions  7
Country Focus  8
Portfolio Manager's Travelogue  10
Fund Performance  12
Portfolio Summary  13
Schedule of Net Assets  14
Independent Accountants' Report  16
Statement of Net Assets  17
Statement of Operations  18
Statement of Changes in Net Assets  19
Financial Highlights  20
Notes to Financial Statements  21
Administration  24

                                                  ROBERTSON, STEPHENS & COMPANY



FUND HIGHLIGHTS



Q4 AND THE YEAR IN REVIEW
The sell-off in the emerging markets at year-end was broad-based and unrelenting. The result was a disappointing 11.77% fall for the quarter, concluding a difficult year that saw the Fund fall 14.41%. The one bright spot was a year-end rally, which took the Fund's NAV back over eight dollars, to $8.02.

FULLY INVESTED, NO SHORTS
As we begin the new year, the Fund is essentially fully invested, with 98% of its assets invested in equities, 0.5% in cash, and no short positions. Having endured essentially two years of a bear market in the asset class, we are optimistic that the recent move upward is the start of better things to come.

STRONG FUNDAMENTALS IN EMERGING EUROPE
The trend toward greater exposure in Emerging Europe is likely to continue. Fundamentals remain strong in this region while valuations are still very attractive. Hungary and Russia are current candidates for future investment as we look to increase our allocation in this region.

A LOOK AT MALAYSIA
In each of the past five years, Malaysia has enjoyed real economic growth of more than 7% while maintaining a stable currency and experiencing only modest inflation. We feel this trend should continue throughout the decade as private investment remains high.


OUTLOOK FOR THE YEAR
While 1995 was difficult, we believe 1996 has the potential to be the start of better times. We feel that continued strong economic growth in developing countries, more favorable valuations, and improved capital flows all bode well for the markets.

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


Fund Manager

[PHOTO]

Michael C. Hoffman
Portfolio Manager
The Robertson Stephens
Developing Countries Fund

DEAR SHAREHOLDER:

For much of the past quarter, The Robertson Stephens Developing Countries Fund continued on the downward path it started in the third quarter. The sell-off in the emerging markets was broad-based and unrelenting. The result was a disappointing 11.77% fall for the quarter, concluding a difficult year that saw the fund fall 14.41%. The one bright spot was a year-end rally, which took the Fund's NAV back over eight dollars, to $8.02.

FULLY INVESTED, NO SHORTS
As we begin the new year, the Fund is essentially fully invested, with 98% of its assets invested in equities, 0.5% in cash, and no short positions. Having endured essentially two years of a bear market in the asset class, we are optimistic that the recent move upward is the start of better things to come. While 1994 was a difficult but understandable year -- one in which the emerging markets corrected the excesses of an earlier bubble -- 1995 was simply

                                                  ROBERTSON, STEPHENS & COMPANY



disappointing. Fundamentals generally improved and valuations appeared reasonable, yet very few markets finished up for the year. The problems in the asset class were more likely a result of external, not internal, developments. Still soured over the Mexican devaluation, we believe investors saw little reason to invest in the emerging markets while the U.S. bond and equity markets were providing effervescent returns.

In our last quarterly report, we postulated that a slowing of U.S. asset appreciation might be the catalyst for an emerging markets rally as investors looking for higher returns shifted money into the asset class. Indeed, as we get under way in 1996, U.S. asset appreciation seems to have slowed somewhat, the emerging markets are rallying, and we are seeing strong flows into the asset class. While it is unclear which is the cause and which is the effect, the portents appear positive at this moment.

We are convinced that the fundamentals remain strong for the asset class and that valuations remain attractive, and we are genuinely encouraged by these recent developments in capital flows. We believe the portfolio should thus be "fully invested" in order to capitalize on these points.


REGIONAL AND COUNTRY ALLOCATION
Over the past quarter, we have increased our exposure to Emerging Europe, kept steady our allocation to Asia, and decreased our investments in Latin America. The Fund's current allocations in these areas are 22.5%, 55%, and 10.2%, respectively.

Going forward, our trend toward greater exposure in Emerging Europe is likely to continue. Fundamentals remain strong in this region while valuations are still very attractive. Although our investment is currently concentrated in two markets, Poland and The Czech Republic, we expect this to broaden in the coming quarter. Hungary and Russia are current candidates for future investment as we look to increase our allocation in this region.


"As we get under way in 1996, U.S. asset appreciation seems to have slowed, the emerging markets are rallying, and we are seeing STRONG FLOWS into the asset class."

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


Strong earnings and economic growth in Asia continue to justify our substantial allocation to the Asian markets, although we believe a continuation of tighter monetary policy in the region will limit immediate upside potential. Malaysia, highlighted in our country focus this quarter (page 8), will probably raise interest rates in order to contain growth and its potential problems. Thailand and the Philippines may see tighter monetary policy as well. As the year progresses, however, growth may be subdued, and we believe central bankers will be able to shift to a more accommodating stance. This will likely favor stronger performance in these markets after the first quarter.

In Latin America, the adjustment process is expected to continue, and while there may not be any further fallout from the Mexico devaluation, earnings and economic growth still could disappoint in the first two quarters of the year. The Fund's only exposure to this


INVESTMENT MANAGEMENT

[PHOTO]

G. RANDY HECHT
President
Robertson Stephens
Investment Trust

INVESTMENT TEAM
TRADING
Christopher Beagle
Catherine O'Neill

ADMINISTRATION
Laura Steigerwalt

                                                  ROBERTSON, STEPHENS & COMPANY


region is in Venezuela (5.7%) and Mexico (4.5%), where an improving economic picture later in 1996 may boost asset prices.

MALAYSIA

Our country focus this quarter is Malaysia, perhaps the classic Asian economic miracle. In each of the past five years, this country has enjoyed real economic growth of more than 7% while maintaining a stable currency and experiencing only modest inflation. We believe this has been a result of the country's stable political system, excellent work force, high rates of domestic savings, and abundance of natural resources. Further, we feel this trend should continue throughout the decade as private investment remains high. Strong earnings growth is expected to enable this market to be one of the top emerging markets over the longer term.

OUTLOOK

While 1995 was difficult and essentially marked a second bear market year in the asset class, we believe 1996 has the potential to be the start of better times. We feel that continued strong economic growth in developing countries, more favorable valuations, and improved capital flows all bode well for the markets. Thank you for your continued investment and best wishes for a happy and prosperous New Year.
                                                               January 23, 1996

Sincerely,
\s\Michael C. Hoffman
MICHAEL C. HOFFMAN
Portfolio Manager

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOT-LINE AT 1-800-766-3863.

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THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS

DID YOU KNOW?

Test your global knowledge. Answers follow on page 11.


1.
What percentage of U.S. pension
fund investment abroad was directed to emerging markets in 1994?

a. 16.5%
b. 28.0%
c. 44.3%
d. 71.2%


2.
A. How many new issues of stock for cash were made in emerging markets in 1994?

a. 540
b. 830
c. 2,800
d. 4,220


B. How much capital was raised from these issues?

a. $22.7 billion
b. $38.5 billion
c. $51.4 billion
d. $63.5 billion


3.
Which of the following is a unit of Malaysian currency?

a. sole
b. naira
c. won
d. ringgit



6


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                                                  ROBERTSON, STEPHENS & COMPANY


ANSWERS TO YOUR QUESTIONS

We believe it is important for you to have the opportunity to ask Portfolio Manager Michael Hoffman for his thoughts on matters of interest to you. If there is anything you want to know, or if you have a suggestion, please contact us at the address below. We look forward to hearing from you.

Q:   What differentiates The Developing Countries Fund from other emerging market funds?

A:   There are three primary differences:
(1) A truly non-indexed approach -- While most emerging market mutual funds are not strictly indexed funds, many engage in portfolio allocation processes that do take into account the index weightings of individual countries. This often results in portfolio allocations that are not dramatically different from the index and sometimes allows for similar portfolio performance among the various funds. The Developing Countries Fund, however, uses a truly non-indexed approach -- simply allocating assets to the best opportunities while maintaining sufficient diversification, regardless of index weightings.

(2) Portfolio Size -- The Developing Countries Fund is smaller than other emerging markets funds in terms of assets. As such, the Fund may not experience the liquidity problems that some of the larger funds face and, as a result, it can take meaningful positions in smaller markets and securities.

(3) Shorting -- The Developing Countries Fund is able to sell short securities, which enables it to profit from both over- and undervalued situations.


Q:   Why would The Developing Countries Fund buy closed-end country funds?

A:   Good question. While The Developing Countries Fund does not usually invest in closed-end country funds, there are certain situations in which these funds provide a good short-term alternative to direct investment (e.g., liquidity constraints, diversification, foreign investment restrictions, and value). For example, if a local market were to close or see liquidity contract sharply, these funds could provide the only opportunity to increase or decrease exposure in a quick and meaningful way. When these funds are trading at large discounts, they become even more attractive solutions to some of the aforementioned problems. In fact, if the discounts are large enough, that may be reason enough to invest in a closed-end fund. In the past, The Developing Countries Fund has invested in closed-end funds trading at large discounts, only to roll out of them into direct investments after the discount has narrowed. So, while I would obviously prefer to build my own portfolio of stocks in a particular country based on our own in-house research (and to avoid the fees and expenses charged by a closed-end fund), there are limited instances in which these funds provide opportunities.


Q:   How do you short stocks in the emerging markets?

A: This is certainly one of the more popular questions I receive. A few of the countries now permit shorting local shares, but this is generally not the case. Realistically, we have three alternatives: (1) to short ADRs (American Depository Receipts) or GDRs (Global Depository Receipts), which have become more popular in recent years, (2) to short country funds, which are a good proxy for the market and may be particularly attractive when trading at large premiums, and (3) to short shares borrowed from what is known as a prime broker.


Send your questions regarding The Robertson Stephens Developing Countries Fund to:

Beth Wooster
c/o Robertson, Stephens & Company
555 California Street, Suite 2600
San Francisco, CA 94104
Fax: 415/693-3541
E-mail: beth_wooster@rsco.com.

QUESTIONS MAY BE EDITED FOR REASONS OF SPACE AND CLARITY.

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


COUNTRY FOCUS
MALAYSIA


MALAYSIA OVERVIEW
Until the end of the last century, the region that is now Malaysia was just a collection of divided coastal sultanates around a peninsula and three colonial trading settlements. The British grouped the different states into a federation, but it did not emerge in its present form until 1965, eight years after independence from the British.

The Federation of Malaysia includes 11 peninsular states together with Sabah and Sarawak on the island of Borneo (E. Malaysia). After two years as a member, Singapore left the federation in 1965 as a result of racial unease with the politically dominant Malays of the peninsula.

Malaysia holds abundant natural resources, including the world's largest tin deposits, extensive oil and gas reserves, and rain forest containing valuable tropical hardwoods. Until recently, the economy depended heavily on these resources, as well as on plantation crops such as natural rubber, palm oil, pepper, and cocoa.

In the late 1980s to early 1990s, rapid industrial growth, led by a surge in manufacturing, changed the complexion of Malaysia's economy. Once the world's biggest producer of tin and rubber, it is now one of the largest producers of semiconductors and air-conditioning units. Manufacturing output has almost tripled in the last 25 years, and today the value of manufactured exports is approaching three-quarters of Malaysia's export earnings. In addition to manufacturing, the construction and service sectors are expected to be the region's main growth areas in 1996.

Although at times Malaysia has been troubled by racial tension, affirmative action policies have been implemented to lessen the economic disparities between groups, and today there appears to be a more concerted effort to achieve overall economic success. Prime Minister Dr. Mahathir Mohamad's long-term plan, called "Vision 2020," is an economic blueprint for quadrupling per capita income, doubling the size of the economy, and making Malaysia a fully developed industrialized country within 30 years.

[MAP]

COUNTRY FACTS
CAPITAL: Kuala Lumpur
POPULATION: 19.9 million

AREA: 50,612 square miles
NEIGHBORING COUNTRIES:
Singapore, Thailand, Indonesia

PRIME MINISTER:
Dr. Mahathir Mohamad

                                                  ROBERTSON, STEPHENS & COMPANY


ECONOMIC FACTS (1994)
ECONOMIC GROWTH: 8.7%
UNEMPLOYMENT: 2.8%
INFLATION: 5%
TRADE BALANCE: $801 million
CURRENT ACCOUNT BALANCE:
-$12.4 million
GROSS EXTERNAL DEBT: $36.7 billion
FOREIGN RESERVES: $26.0 billion

EQUITY MARKET FACTS
ANNUAL RETURNS:
1995   2%
1994 -24%
1993  98%

MARKET CAPITALIZATION:
$199.3 billion

P/E RATIO:
199523.2x
199426.0x
199343.5x

AVERAGE DAILY TURNOVER:
$126.5 million

[PHOTO]

NATIONAL MONUMENT, MALAYSIA

THE KUALA LUMPUR INDEX
Price Graph for The Kuala Lumpur Index -- 1/3/92-2/2/96

(IN RINGGIT)

[GRAPH]

Source: Bloomberg.

"Continued STRONG ECONOMIC GROWTH in developing countries, more favorable valuations, and improved capital flows all bode well for the markets."

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


PORTFOLIO MANAGER'S TRAVELOGUE

[PHOTO]


[MAP]

During the fourth quarter, Michael's travels focused on Emerging Europe.


THE CZECH REPUBLIC
PRAGUE, NOVEMBER 1 - NOVEMBER 3
COMPANY HIGHLIGHTS
Cokoladovny
Skoda
Plzensky Prazdroj
Metrostav
Komercni
Hedra
Vertex
Creditanstalt

While I am always impressed with the macroeconomic and political situation in The Czech Republic, I am also usually surprised by the less-than-stellar outlook surrounding earnings growth for companies operating in the country. The exceptions within the above list are Komercni (banking) and Metrostav (construction), which we believe should both post strong earnings this year.

ISRAEL
TEL AVIV, NOVEMBER 4 - NOVEMBER 6

COMPANY HIGHLIGHTS
Accent Software International Ltd.
Arel Communications and
 Software Ltd.
B.V.R. Technologies Ltd.
Cimatron Ltd.
Elbit Ltd.
Electronics for Imaging Inc.
Elron Electronic Industries Ltd.
Geotek Communications, Inc
Gilat Satellite Networks Ltd.
LANNET Data
 Communications Ltd.
Lanoptics Ltd.
MEMCO Software Ltd.
NetManage Inc.
Nice Systems, Ltd.
Orbotech Ltd.
Pixel Multimedia Ltd.
Sapiens International
 Corporation N.V.
Scitex Corporation Ltd.
Spegas Industries Ltd.
Tower Semiconductor Ltd.

                                                  ROBERTSON, STEPHENS & COMPANY


The subset of Israeli companies that I met with were all technology-related firms. Many of these companies have strong management and promising technologies. Unfortunately, the price of their stocks had already experienced a sharp appreciation in line with the rise in U.S. technology securities. In fact, the stock prices of these companies are largely determined by the success of their technologies and developments in the U.S. technology sector rather than economic or political developments in Israel itself.

POLAND
WARSAW, NOVEMBER 7 - NOVEMBER 9

COMPANY HIGHLIGHTS
Rolimpex
Elektrim
BRE

The tone in all of the meetings in Poland was very positive, with company earnings up sharply almost without exception. In particular, the outlook appeared bright for Rolimpex (agricultural trading), Elektrim (a diversified industrial conglomerate), and BRE (banking).

DID YOU KNOW?

(ANSWERS)

1.
a. 16.5%
U.S. pension funds invested $6.6 billion, or 16.5% of their investment abroad, in emerging markets in 1994.

2.
A. c. 2,800.
The number of new issues made during the calendar year rose 40% from 2,000 in 1993 to more than 2,800 in 1994.

B. c. $51.4 BILLION.
The amount of capital raised also
grew nearly 40%, to $51.4 billion versus $37 billion in 1993.

3.
d. RINGGIT.
The Malaysian dollar (M$) is called the ringgit, which is divided into 100 sen (cents). At the time of this writing, US$1 is equal to approximately M$2.70.

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS

FUND PERFORMANCE


Results of a hypothetical $10,000 investment in The Robertson Stephens Developing Countries Fund and the MSCI Emerging Markets Global Index(1)
If invested on May 2, 1994(2)

[GRAPH]

CUMULATIVE TOTAL RETURNS


                                     DEVELOPING COUNTRIES  MSCI EMERGING MARKETS
FOR THE PERIODS ENDED 12/31/95                      FUNDS       GLOBAL INDEX (1)
--------------------------------------------------------------------------------
Three months                                     (11.77)%                (2.45)%
--------------------------------------------------------------------------------
Six months                                       (13.30)%                (3.52)%
--------------------------------------------------------------------------------
Nine months                                       (6.42)%                 1.03%
--------------------------------------------------------------------------------
One year                                         (14.41)%               (10.75)%
--------------------------------------------------------------------------------
Since inception (5/2/94)(2)                      (18.71)%                (4.59)%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                     DEVELOPING COUNTRIES  MSCI EMERGING MARKETS
FOR THE PERIODS ENDED 12/31/95                       FUND       GLOBAL INDEX (1)
--------------------------------------------------------------------------------
Since inception (5/2/94)(2)                      (11.70)%                (2.78)%
--------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Global Index (EMG) is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin.

The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

(2)  Date that the Fund's shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                  ROBERTSON, STEPHENS & COMPANY


PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995

[GRAPH]

TOP TEN HOLDINGS

[GRAPH]

1.
GSS ARRAY TECHNOLOGIES COMPANY, LTD.
A Thai company. Manufactures printed circuit board assemblies, cables and harnesses, coils and transformers, electronic control devices, wound sliders, and thin-film head and head gimbal assemblies.

2.
CATHAY INVESTMENT FUND LTD.
Invests in a portfolio of unlisted operating Chinese companies or enterprises.

3.
LG ELECTRONICS, INC., GDR
A Korean company. Manufactures cordless telephones, home automation, computer peripherals, and telecommunications equipment such as cellular telephones.

4.
KOMERCNI BANKA A.S., GDR
The Czech Republic's largest bank, with 96 branches (49% state-owned). Performs deposits and loans, as well as operates electronic cash machines and international banking facilities.

5.
SIDERURGICA VENEZOLANA SIVENSA, ADR
A Venezuelan holding company. Comprises more than 40 companies that make steel products, automobile parts, wire products, and capital goods.

6.
TABAK A.S.
The Czech Republic's largest cigarette producer.

7.
FILINVEST LAND, INC.
Based in the Philippines. Acquires and develops raw land into residential subdivisions and provides mortgage financing for the sale of its properties.

8.
LINGUI DEVELOPMENTS BERHAD
A Malaysian investment holding company. Subsidiaries are involved in such areas as logging, property development, manufacturing of rubber retreads for tires, investment holding and management, and plantations.

9.
SAMSUNG ELECTRONICS, GDS
A Korean manufacturer. Exports a wide range of consumer and industrial electronic equipment, as well as memory chips, semiconductors, computers, telecommunications equipment, and color television sets.

10.
ALPHATEC ELECTRONICS COMPANY, LTD.
Produces hermetic and plastic integrated electrical circuits.

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


SCHEDULE OF NET ASSETS


DECEMBER 31, 1995                                          SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
Czech Republic - 15.1%
Ceske Energeticke Zavody A.S.                              12,300     $  444,656
Komercni Banka A.S., GDR(3)                                40,000        728,000
SPT Telecom A.S.                                            4,000        378,009
Tabak A.S.                                                  3,985        612,709
--------------------------------------------------------------------------------
                                                                       2,163,374
--------------------------------------------------------------------------------
HONG KONG - 8.5%
ASM Pacific Technology, Ltd.(1)                           460,000        398,577
Cathay Investment Fund, Ltd.                              750,000        824,442
--------------------------------------------------------------------------------
                                                                       1,223,019
--------------------------------------------------------------------------------
INDONESIA - 10.7%
First Dynasty Mines, Ltd.                                 100,000        476,016
PT Dynaplast, Foreign(1),(5),(6)                          510,000        446,097
PT Japfa Comfeed Indonesia, Foreign(1),(5)                500,000        246,009
PT Multibreeder Adirama, Foreign(1),(5),(6)               749,000        262,060
PT Sumalindo Lestari Jaya, Foreign (1),(5)                130,000        105,182
--------------------------------------------------------------------------------
                                                                       1,535,364
--------------------------------------------------------------------------------
KOREA - 9.5%
LG Electronics, Inc., GDR(3)                               70,000        813,750
Samsung Electronics, GDS(4)                                 9,202        545,218
--------------------------------------------------------------------------------
                                                                       1,358,968
--------------------------------------------------------------------------------
MALAYSIA - 8.7%
Aokam Perdana Berhad(1)                                   300,000        484,309
Land and General Berhad(1)                                100,000        216,561
Lingui Developments Berhad(1)                             300,000        555,184
Malaysian Ringgit                                           5,250          2,067
--------------------------------------------------------------------------------
                                                                       1,258,121
--------------------------------------------------------------------------------
MEXICO - 4.5%
Cementos de Mexico, S.A., ADR(1),(2)                       40,000        287,092
Vitro Sociedad Anonima, ADR(1),(2)                         75,000        356,250
--------------------------------------------------------------------------------
                                                                         643,342
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


14


                                                   ROBERTSON, STEPHENS & COMPANY


                                                         SHARES         VALUE
--------------------------------------------------------------------------------
PHILIPPINES - 6.5%
Filinvest Land, Inc.                                    1,910,000     $  611,666
International Container Terminal Services, Inc.           600,000        314,525
Negros Navigation Company, Inc.                            50,500          5,969
--------------------------------------------------------------------------------
                                                                         932,160
--------------------------------------------------------------------------------
POLAND - 7.4%
Bank Rozwolo Eksportu, S.A.                                 9,250        140,692
Exbud, S.A.                                                15,553        164,645
Huta Szkla Gospodarczego Irena                             24,300        280,896
Mostostal Zabrze, S.A.                                     45,500        153,174
Stomil Olsztyn, S.A.                                       34,200        319,043
--------------------------------------------------------------------------------
                                                                       1,058,450
--------------------------------------------------------------------------------
THAILAND - 11.1%
Alphatec Electronics Company, Ltd., Foreign(1),(5),(6)     38,000        543,073
GSS Array Technologies Company, Ltd., Foreign(1),(5)      230,000      1,050,450
--------------------------------------------------------------------------------
                                                                       1,593,093
--------------------------------------------------------------------------------
VENEZUELA - 5.7%
Corimon C.A. Sponsored, ADR(1),(2)                         50,000        187,500
Siderugica Venezolana Sivensa, ADR(1),(2),(6)             330,000        627,000
--------------------------------------------------------------------------------
                                                                         814,500

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 87.7% (COST: $14,787,089)                         12,580,391


--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
Cash                                                                         959
Repurchase Agreement                                                   1,661,000
     State Street Bank and Trust Comapny, 5.00%, dated
     12/29/95, due 1/2/96, maturity value $1,661,923
     (collateralized by $1,290,000 par value U.S.
     Treasury Notes, 8.75%, due 5/5/17)
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 11.6%                                1,661,959


The accompanying notes are an integral part of these financial statements.


                                                                              15

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


Schedule of Net Assets (CONTINUED)


--------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.7%                                            $    101,069
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $ 14,343,420
--------------------------------------------------------------------------------


(1) Income-producing security.
(2) ADR - American Depository Receipt.
(3) GDR - Global Depository Receipt.
(4) GDS - Global Depository Shares.
(5) Foreign - Foreign Shares.
(6) Fair-valued securities, see 1.a. in Notes to Financial Statements.


The accompanying notes are an integral part of these financial statements.



INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of The Robertson Stephens Developing Countries Fund

In our opinion, the accompanying statement of net assets, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Developing Countries Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, the results of its operations for the nine month period then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

As explained in Note 1, the financial statements include securities, valued at $1,878,230 (13 percent of net assets), whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Trustees in arriving at their estimate of value and have inspected the underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material to the financial statements.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
San Francisco, California
February 15, 1996

                                                   ROBERTSON, STEPHENS & COMPANY


STATEMENT OF NET ASSETS


DECEMBER 31, 1995
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $14,787,089)                          $ 12,580,391
Cash and cash equivalents                                             1,661,959
Receivable for fund shares subscribed                                    47,474
Receivable from Adviser                                                 326,639
Receivables, other                                                       15,436
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         14,631,899


--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for fund shares redeemed                                        221,858
Accrued expenses                                                         66,621
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       288,479


--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 14,343,420
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                      19,051,696
Accumulated net realized loss from investments                       (2,321,733)
Accumulated net realized loss from options                             (464,150)
Accumulated net realized gain from securities sold short                284,305
Net unrealized depreciation on investments                           (2,206,698)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 14,343,420
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICING OF SHARES:                                                 $       8.02
    Net Asset Value, offering and redemption price per
    share (net assets of $14,343,420 applicable to
    1,787,486 share of beneficial interest outstanding
    with no par value)
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS



STATEMENT OF OPERATIONS



FOR THE NINE MONTHS ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $     47,012
Dividends (Net of foreign tax withheld $14,794)                         107,568
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 154,580


--------------------------------------------------------------------------------
Investment advisory fees                                                145,517
Custodian and transfer agent fees                                       107,471
Professional fees                                                        77,948
Registration and filing fees                                             56,369
Shareholder reports                                                      43,796
Distribution fees                                                        37,616
Trustees' fees and expenses                                              16,882
Other                                                                    10,126
Dividend expense for securities sold short                                  551
--------------------------------------------------------------------------------
Total Expenses                                                          496,276
Less: Reimbursement from Adviser                                       (282,462)
--------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                     213,814


--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (59,234)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DECPRECIATION)
ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
--------------------------------------------------------------------------------
Net realized loss from investments                                   (1,302,128)
Net realized loss from options                                         (464,150)
Net realized loss from securities sold short                            (17,500)
Net change in unrealized appreciation on investments                    112,264
--------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS,
OPTIONS AND SECURITIES SOLD SHORT                                    (1,671,514)


--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (1,730,748)
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY


STATEMENT OF CHANGES IN NET ASSETS

                                                          NINE MONTHS ENDED   PERIOD ENDED
                                                                   12/31/95        3/31/95
------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------
Net investment (loss)/income                                   $    (59,234)  $    103,473
Net realized loss from investments                               (1,302,128)      (880,354)
Net realized loss from options                                     (464,150)             -
Net realized (loss)/gain from securities sold short                 (17,500)       344,728
Net change in unrealized appreciation/(depreciation) on
 investments                                                        112,264     (2,318,966)
------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             (1,730,748)    (2,751,119)


------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------
Net investment income                                                     -        (77,099)
Realized gains on investments                                             -       (182,173)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                       -       (259,272)


------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share
 transactions                                                     7,729,040     11,355,519
------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                  7,729,040     11,355,519


------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      5,998,292      8,345,128
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------
Beginning of period                                               8,345,128              0
End of period                                                  $ 14,343,420   $  8,345,128
------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING                                          PERIOD ENDED     PERIOD ENDED
THROUGHOUT EACH PERIOD:                                              12/31/95(2)       3/31/95(1)
----------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                             $       8.57     $      10.00
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Net investment (loss)/income                                            (0.03)            0.06
Net realized loss and unrealized depreciation on investments            (0.52)           (1.36)
----------------------------------------------------------------------------------------------
Total Decrease in Net Assets Resulting From Operations                  (0.55)           (1.30)


-----------------------------------------------------------------------------------------------
Distributions from net investment income                                    -            (0.04)
Distributions from realized gains on investments                            -            (0.09)
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $       8.02     $       8.57
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                           (6.42)%         (13.14)%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net Assets, end of Period                                        $ 14,343,420     $  8,345,128
Ratio of Expenses to Average Net Assets                                 1.83%(2)         3.15%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets           (0.51)%(2)         0.72%(2)
Portfolio Turnover Rate                                                  103%             124%
-----------------------------------------------------------------------------------------------


(1) The Fund commenced operations on 5/2/94.
(2) Represents a 9-month period then ended.
(3) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the nine months ended December 31, 1995, and the period ended March 31, 1995, would have been 4.24% and 3.46%, respectively, and the ratio of net investment
    (loss)/income to average net assets would have been (2.92)% and 0.41%, respectively.

    Per-share data has been determined by using the average number of shares outstanding throughout the period.

    Ratios, except for total return and portfolio turnover rate, have been annualized.

                                                   ROBERTSON, STEPHENS & COMPANY


NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Developing Countries Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 29, 1994, and it started to offer shares to the public on May 2, 1994. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Developing Countries Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for a nine-month period.


NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:
Marketable securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1995, 87% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1995, 13% of the Fund's long positions were valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:
The Fund has made no provision for federal income tax for the nine months ended December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

d. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date).

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS


Notes to Financial Statements


Realized gains and losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.


NOTE 2  CAPITAL SHARES:

a. TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period ended December 31, 1995, and for the period ended March 31, 1995, were as follows:


4/1/95 - 12/31/95                                         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares sold                                            2,510,903   $ 23,109,743
Shares reinvested                                              -              -
--------------------------------------------------------------------------------
                                                       2,510,903     23,109,743

--------------------------------------------------------------------------------
Shares redeemed                                       (1,687,748)   (15,380,702)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net increase                                             813,155   $  7,729,040
--------------------------------------------------------------------------------

5/2/94 - 3/31/95                                          SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares sold                                            3,093,680   $ 30,436,016
Shares reinvested                                         26,976        252,773
--------------------------------------------------------------------------------
                                                       3,120,656     30,688,789

--------------------------------------------------------------------------------
Shares redeemed                                       (2,146,325)   (19,333,270)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net increase                                             974,331   $ 11,355,519
--------------------------------------------------------------------------------


NOTE 3  TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the nine months ended December 31, 1995, the Fund incurred investment advisory fees of $145,517. In addition, to limit the Fund's annual expense ratio at 1.85%, RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales that exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. For the nine months period ended December 31, 1995, the Adviser agreed to reimburse $282,462 of its fees and other expenses.

b. AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & Company LLC (RS & Co.), the Fund's

                                                   ROBERTSON, STEPHENS & COMPANY


Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $16,882 for the nine months ended December 31, 1995.

d. DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the nine months ended December 31, 1995, the Fund incurred distribution fees of $37,616.

e. BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the nine months ended December 31, 1995, the Fund paid no brokerage commissions to RS & Co.

NOTE 4  INVESTMENTS:

a. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short and short-term investments), measured as a percentage of the Fund's average monthly investment portfolio for the nine months ended December 31, 1995, was 103%.

b. TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $14,787,089. Accumulated net unrealized depreciation on investments was $(2,206,698), consisting of gross unrealized appreciation and depreciation of $665,060 and $(2,871,758), respectively.

c. INVESTMENT PURCHASES AND SALES:
For the nine months ended December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $19,507,366 and $13,996,457, respectively.

d. OPTIONS:
At December 31, 1995, the Fund had no hedge position in put options.

e. SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which

THE DEVELOPING COUNTRIES FUND ANNUAL RESULTS the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize its obligations on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale "against the box," it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales "against the box") to 25% of the Fund's total assets. At December 31, 1995, none of the Funds total assets were in short positions. For the nine months ended December 31, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $70,500 and $0, respectively.

f. FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. At December 31, 1995, the Fund had its largest concentrated foreign investments, worth 15% of the Fund's total assets, in the Czech Republic.

Administration


OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer
Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Developing Countries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

                                             The Robertson Stephens Mutual Funds


In addition to THE DEVELOPING COUNTRIES FUND, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Dave Evans.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK - Invests primarily in small- and mid-cap company stocks and convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE WITH A CONTRARIAN DISCIPLINE - Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE-CONSCIOUS INVESTORS - Invests in mid-cap growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. Ability to short sell. No load. Managed by Ron Elijah.



For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.


Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

[LOGO]
555 California Street, Suite 2600
San Francisco, California 94104



Fund News & Information


ROBERTSON STEPHENS INVESTOR SERVICES

-  Knowledgeable mutual fund representatives.

-  Automated access to daily net asset values.

-  Portfolio managers' hotline, 24 hours a day.
1-800-766-3863


ROBERTSON STEPHENS MUTUAL FUND E-MAIL
funds@rsco.com


ROBERTSON STEPHENS ACCOUNTLINK

-  Automated account information, 24 hours a day.
1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as DevCtry under the heading Robertson Stephens. Its computer quotation symbol is RSDCX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts, and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.